                                                                EXHIBIT 20
                   NATIONAL CITY AUTO RECEIVABLES TRUST 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
          $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C
                       Monthly Servicer Certificate Report


Collection Period                                                                                             42
Collection Period # Beginning Date                                                                   Aug-01-2005
Collection Period # End Date                                                                         Aug-31-2005
Distribution Date                                                                                    Sep-15-2005

I. Available Amount in the Certificate Account
A. Credits
           1. Payments from Obligors Applied to Collection Period
                    a. Scheduled Principal Payments                                                $7,374,342.21
                    b. Prepaid Principal Payments                                                  $5,083,221.97
                    c. Total Principal Payments                                                   $12,457,564.18
                    d. Interest Payments                                                           $1,136,503.11
                    e. Total (c+d)                                                                $13,594,067.29
           2. Repurchase Amount From Repurchased Receivable
                    a. Principal Payments                                                                  $0.00
                    b. Interest Payments                                                                   $0.00
                    c. Total (a+b)                                                                         $0.00
           3. Recovery of Defaulted Receivable
                    a. Gross Loan Default Balance                                                    $433,667.22
                    b. Net Liquidation Proceeds                                                      $141,570.31
                    c. Other Net Recovery Amount                                                     $114,006.39
                    d. Liquidation Proceeds Allocated to Principal                                   $139,317.95
                    e. Net Loan Default Balance                                                      $294,349.27
                    f. Other Net Recovery Allocated to Principal                                     $110,879.19
                    g. Total Principal Recovery Amount                                               $250,197.14
                    h. Net Liquidation Proceeds Allocated to Interest                                  $2,252.36
                    i. Other Net Recovery Allocated to Interest                                        $3,127.20
                    j. Total Interest Recovery Amount                                                  $5,379.56
                    k. Net Principal loss                                                            $183,470.08
           4. Advance by Servicer                                                                          $0.00
           5. Investment Earnings on Reserve Account (as of month end)                                $31,808.59
           6. Payment for Optional Prepayment at Call Date                                                 $0.00
           7. Total Credits (sum 1 through 6)                                                     $13,881,452.58
B. Total Collections                                                                              $13,881,452.58
           1. Available Interest Collections                                                       $1,173,691.26
           2. Available Principal Collections                                                     $12,707,761.32

II. Receivable Pool Balance
A. Original Principal Pool Balance plus deposit in Prefunding Account                          $1,110,594,100.82
B. Principal Pool Balance as of the Beginning of the Collection Period                           $148,300,814.45
C. Principal Pool Balance as of the End of the Collection Period                                 $135,409,583.05


III. Note Principal Balances For the Collection Period
A. Class A Notes
           1. Beginning Class A-1 Balance                                                                  $0.00
           2. Ending Class A-1 Balance                                                                     $0.00
           3. Beginning Class A-2 Balance                                                                  $0.00
           4. Ending Class A-2 Balance                                                                     $0.00
           5. Beginning Class A-3 Balance                                                                  $0.00
           6. Ending Class A-3 Balance                                                                     $0.00
           7. Beginning Class A-4 Balance                                                        $137,552,408.34
           8. Ending Class A-4 Balance                                                           $125,595,495.34
B. Class B Notes
           1. Beginning Class B Balance                                                            $7,944,439.08
           2. Ending Class B Balance                                                               $7,253,858.90
C. Class C Notes
           1. Beginning Class C Balance                                                            $2,803,966.21
           2. Ending Class C Balance                                                               $2,560,227.98

IV. Reserve Account Balance For the Collection Period
A. Initial Reserve Account Deposit
B. Beginning Reserve Account Balance                                                              $11,105,941.01
C. Ending Reserve Account Balance                                                                 $11,105,941.01

V. Summary of Cash Disbursements
A. Available Collections                                                                          $13,881,452.58

                   NATIONAL CITY AUTO RECEIVABLES TRUST 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
          $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C
                       Monthly Servicer Certificate Report

B. Withdrawals from Reserve Account                                                                     $0.00
C. Total Available Collections                                                                 $13,881,452.58
D. Reimbursement of Advance                                                                             $0.00
E. Payment of Servicing Fee                                                                       $123,584.01
F. Interest paid to Class A-1 Notes                                                                     $0.00
G. Interest paid to Class A-2 Notes                                                                     $0.00
H. Interest paid to Class A-3 Notes                                                                     $0.00
I. Interest paid to Class A-4 Notes                                                               $553,648.44
J. Interest paid to Class B Notes                                                                  $23,965.72
K. Interest paid to Class C Notes                                                                  $10,561.61
L. Principal paid to Class A-1 Notes                                                                    $0.00
M. Principal paid to Class A-2 Notes                                                                    $0.00
N. Principal paid to Class A-3 Notes                                                                    $0.00
O. Principal paid to Class A-4 Notes                                                           $11,956,912.99
P. Principal paid to Class B Notes                                                                $690,580.18
Q. Principal paid to Class C Notes                                                                $243,738.23
R. Remaining Available Collections                                                                $278,461.40
S. Deposit from Remaining Available Collections to fund Reserve Account                                 $0.00
T. Remaining Available Collections Released to Depositor                                          $278,461.40

VI. Scheduled Monthly Interest Distribution
A. Available Collections                                                                       $13,881,452.58

B. Reimbursement of Advance
           1. Prior Advance Outstanding                                                                 $0.00
           2. Reimbursement of Prior Advance Outstanding from Interest Collections                      $0.00
           3. Remaining Prior Advance Outstanding                                                       $0.00
           4. Reimbursement of Prior Advance Outstanding from Reserve Account                           $0.00
           5. Remaining Prior Advance Outstanding                                                       $0.00
           6. Current Advance                                                                           $0.00
           7. Total Advance Outstanding for the Period                                                  $0.00

C. Total Reimbursement of Advance paid                                                                  $0.00

D. Remaining Available Collections                                                             $13,881,452.58

E. Servicing Fee
           1. Current Servicing Fee Accrued                                                       $123,584.01
           2. Unpaid Servicing Fees From Prior Collection Periods                                       $0.00
           3. Total Servicing Fee Due                                                             $123,584.01
           4. Payment of Servicing Fee from Interest Collections                                  $123,584.01
           5. Payment of Servicing Fee from Reserve Account                                             $0.00
           6. This period unpaid Servicing Fee                                                          $0.00

F. Total Servicing Fee paid                                                                       $123,584.01

G. Remaining Available Collections                                                             $13,757,868.57

H. Class A Interest Distribution Amount
           1.1. Class A-1 Coupon Rate                                                                   2.04%
           1.2. Class A-1 Monthly Interest                                                              $0.00
           1.3. Class A-1 Interest Carryover Shortfall                                                  $0.00
           1.4. Class A-1 Interest on Interest Carryover Shortfall                                      $0.00
           1.5. Class A-1 Interest Distributable Amount                                                 $0.00
           1.6. Payment of Class A-1 Interest Distributable Amount from Interest Collections            $0.00
           1.7. Payment of Class A-1 Interest Distributable Amount from Reserve Account                 $0.00
           1.8. This period Class A-1 Interest Carryover Shortfall                                      $0.00

           2.1. Class A-2 Coupon Rate                                                                   3.00%
           2.2. Class A-2 Monthly Interest                                                              $0.00
           2.3. Class A-2 Interest Carryover Shortfall                                                  $0.00
           2.4. Class A-2 Interest on Interest Carryover Shortfall                                      $0.00
           2.5. Class A-2 Interest Distributable Amount                                                 $0.00
           2.6. Payment of Class A-2 Interest Distributable Amount from Interest Collections            $0.00
           2.7. Payment of Class A-2 Interest Distributable Amount from Reserve Account                 $0.00
           2.8. This period Class A-2 Interest Carryover Shortfall                                      $0.00

                   NATIONAL CITY AUTO RECEIVABLES TRUST 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
          $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C
                       Monthly Servicer Certificate Report

          3.1. Class A-3 Coupon Rate                                                                    4.04%
          3.2. Class A-3 Monthly Interest                                                               $0.00
          3.3. Class A-3 Interest Carryover Shortfall                                                   $0.00
          3.4. Class A-3 Interest on Interest Carryover Shortfall                                       $0.00
          3.5. Class A-3 Interest Distributable Amount                                                  $0.00
          3.6. Payment of Class A-3 Interest Distributable Amount from Interest Collections             $0.00
          3.7. Payment of Class A-3 Interest Distributable Amount from Reserve Account                  $0.00
          3.8. This period Class A-3 Interest Carryover Shortfall                                       $0.00

          4.1. Class A-4 Coupon Rate                                                                    4.83%
          4.2. Class A-4 Monthly Interest                                                         $553,648.44
          4.3. Class A-4 Interest Carryover Shortfall                                                   $0.00
          4.4. Class A-4 Interest on Interest Carryover Shortfall                                       $0.00
          4.5. Class A-4 Interest Distributable Amount                                            $553,648.44
          4.6. Payment of Class A-4 Interest Distributable Amount from Interest Collections       $553,648.44
          4.7. Payment of Class A-4 Interest Distributable Amount from Reserve Account                  $0.00
          4.8. This period Class A-4 Interest Carryover Shortfall                                       $0.00

I. Total Interest paid to Class A Notes                                                           $553,648.44

J. First Priority Principal Distribution Amount                                                 $2,142,825.29

K. Remaining Available Collections                                                             $11,061,394.84

L. Class B Interest Distribution Amount
          1. Class B Coupon Rate                                                                        3.62%
          2. Class B Monthly Interest                                                              $23,965.72
          3. Class B Interest Carryover Shortfall                                                       $0.00
          4. Class B Interest on Interest Carryover Shortfall                                           $0.00
          5. Class B Interest Distributable Amount                                                 $23,965.72
          6. Payment of Class B Interest Distributable Amount from Interest Collections            $23,965.72
          7. Payment of Class B Interest Distributable Amount from Reserve Account                      $0.00
          8. This period Class B Interest Carryover Shortfall                                           $0.00

M. Total Interest paid to Class B Notes                                                            $23,965.72

N. Second Priority Principal Distribution Amount                                               $10,087,264.37

O. Remaining Available Collections                                                                $950,164.75

P. Class C Interest Distribution Amount
          1. Class C Coupon Rate                                                                        4.52%
          2. Class C Monthly Interest                                                              $10,561.61
          3. Class C Interest Carryover Shortfall                                                       $0.00
          4. Class C Interest on Interest Carryover Shortfall                                           $0.00
          5. Class C Interest Distributable Amount                                                 $10,561.61
          6. Payment of Class C Interest Distributable Amount from Interest Collections            $10,561.61
          7. Payment of Class C Interest Distributable Amount from Reserve Account                      $0.00
          8. This period Class C Interest Carryover Shortfall                                           $0.00

Q. Total Interest paid to Class C Notes                                                            $10,561.61

R. Total Interest paid from Reserve Account                                                             $0.00

S. Remaining Available Collections                                                                $939,603.14

VII. Scheduled Monthly Principal Distributions
A. Principal Distribution Amount
          1. Available Principal Collections                                                   $12,707,761.32
          2. Net Principal Losses                                                                 $183,470.08
          3. Total (1 + 2)                                                                     $12,891,231.40

B. Total Available Collections
          1. Remaining Available Collections                                                      $939,603.14
          2. First and Second Priority Principal Distribution Amount                           $12,230,089.66
          3. Total (1 + 2)                                                                     $13,169,692.80

                  NATIONAL CITY AUTO RECEIVABLES TRUST 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
         $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C
                      Monthly Servicer Certificate Report


C. Principal Distribution Amount Triggers
           1. Average Three Period Charge Off Rate                                                      1.84%
           2. Charge Off Rate Trigger                                                                   4.50%
           3. Principal Distribution Amount Trigger Status                                               Pass

D. Principal Distribution Amounts
           1. Class A-1 Principal Distribution Amount                                                   $0.00
           2. Class A Principal Distribution Amount                                            $11,956,912.99
           3. Class B Principal Distribution Amount                                               $690,580.18
           4. Class C Principal Distribution Amount                                               $243,738.23

E. Class A Principal Distribution Amount
           1.1. Beginning Class A-1 Principal Balance                                                   $0.00
           1.2. Class A-1 Monthly Principal                                                             $0.00
           1.3. Class A-1 Principal Carryover Shortfall                                                 $0.00
           1.4. Total Class A-1 Principal Distribution Amount                                           $0.00
           1.5. Payment of Class A-1 Principal Distribution Amount from Available
                Collections                                                                             $0.00
           1.6. Payment of Class A-1 Principal Distribution Amount from Reserve Account                 $0.00
           1.7. Class A-1 Principal Carryover Shortfall for the Period                                  $0.00
           1.8. Ending Class A-1 Principal Balance                                                      $0.00

           2.1. Beginning Class A-2 Principal Balance                                                   $0.00
           2.2. Class A-2 Monthly Principal                                                             $0.00
           2.3. Class A-2 Principal Carryover Shortfall                                                 $0.00
           2.4. Total Class A-2 Principal Distribution Amount                                           $0.00
           2.5. Payment of Class A-2 Principal Distribution Amount from Available
                Collections                                                                             $0.00
           2.6. Payment of Class A-2 Principal Distribution Amount from Reserve Account                 $0.00
           2.7. Class A-2 Principal Carryover Shortfall for the Period                                  $0.00
           2.8. Ending Class A-2 Principal Balance                                                      $0.00

           3.1. Beginning Class A-3 Principal Balance                                                   $0.00
           3.2. Class A-3 Monthly Principal                                                             $0.00
           3.3. Class A-3 Principal Carryover Shortfall                                                 $0.00
           3.4. Total Class A-3 Principal Distribution Amount                                           $0.00
           3.5. Payment of Class A-3 Principal Distribution Amount from Available
                Collections                                                                             $0.00
           3.6. Payment of Class A-3 Principal Distribution Amount from Reserve Account                 $0.00
           3.7. Class A-3 Principal Carryover Shortfall for the Period                                  $0.00
           3.8. Ending Class A-3 Principal Balance                                                      $0.00

           4.1. Beginning Class A-4 Principal Balance                                         $137,552,408.34
           4.2. Class A-4 Monthly Principal                                                    $11,956,912.99
           4.3. Class A-4 Principal Carryover Shortfall                                                 $0.00
           4.4. Total Class A-4 Principal Distribution Amount                                  $11,956,912.99
           4.5. Payment of Class A-4 Principal Distribution Amount from Available
                Collections                                                                    $11,956,912.99
           4.6. Payment of Class A-4 Principal Distribution Amount from Reserve Account                 $0.00
           4.7. Class A-4 Principal Carryover Shortfall for the Period                                  $0.00
           4.8. Ending Class A-4 Principal Balance                                            $125,595,495.34

F. Total Principal paid to Class A Notes from Available Collections                            $11,956,912.99

G. Remaining Available Collections                                                              $1,212,779.81

H. Class B Principal Distribution Amount
           1. Beginning Class B Principal Balance                                               $7,944,439.08
           2. Class B Monthly Principal                                                           $690,580.18
           3. Class B Principal Carryover Shortfall                                                     $0.00
           4. Total Class B Principal Distribution Amount                                         $690,580.18
           5. Payment of Class B Principal Distribution Amount from Available Collections         $690,580.18
           6. Payment of Class B Principal Distribution Amount from Reserve Account                     $0.00
           7. Class B Principal Carryover Shortfall for the Period                                      $0.00
           8. Ending Class B Principal Balance                                                  $7,253,858.90

I. Total Principal paid to Class B Notes                                                          $690,580.18

J. Class C Principal Distribution Amount
           1. Beginning Class C Principal Balance                                               $2,803,966.21
           2. Class C Monthly Principal                                                           $243,738.23

                   NATIONAL CITY AUTO RECEIVABLES TRUST 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
          $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C
                       Monthly Servicer Certificate Report

           3. Class C Principal Carryover Shortfall                                                     $0.00
           4. Total Class C Principal Distribution Amount                                         $243,738.23
           5. Payment of Class C Principal Distribution Amount from Available Collections         $243,738.23
           6. Payment of Class C Principal Distribution Amount from Reserve Account                     $0.00
           7. Class C Principal Carryover Shortfall for the Period                                      $0.00
           8. Ending Class C Principal Balance                                                  $2,560,227.98

K. Total Principal paid to Class C Notes                                                          $243,738.23

L. Total Principal paid from Reserve Account                                                            $0.00

M. Remaining Available Collections                                                                $278,461.40

VIII. Required Reserve Account Amount for Next Distribution Date
A. Reserve Account Required Amount.
           Required Amount = min(1.00% of Initial Pool Balance, Ending Note Balance)           $11,105,941.01



B. Required Reserve Account Amount for Next Period                                             $11,105,941.01

C. Remaining Available Collections                                                                $278,461.40

D. Reserve Account Activity
           1. Beginning Reserve Account Balance                                                $11,105,941.01
           2. Withdrawal from Reserve Account to pay Servicer Advance                                   $0.00
           3. Withdrawal from Reserve Account to pay Servicing Fee                                      $0.00
           4. Withdrawal from Reserve Account to pay Class A Interest                                   $0.00
           5. Withdrawal from Reserve Account to pay Class B Interest                                   $0.00
           6. Withdrawal from Reserve Account to pay Class C Interest                                   $0.00
           7. Withdrawal from Reserve Account to pay Class A Principal                                  $0.00
           8. Withdrawal from Reserve Account to pay Class B Principal                                  $0.00
           9. Withdrawal from Reserve Account to pay Class C Principal                                  $0.00
           10. Deposit from Remaining Available Collections to fund Reserve Account                     $0.00
           11. Residual Cashflow to Certificate Holder                                            $278,461.40
           12. Ending Reserve Account Balance                                                  $11,105,941.01

IX. Delinquency and Default Information
A. Automobiles Delinquency Information
           Delinquency                                                                              Principal
            0 -  29 days (Current)                                                            $129,543,506.97
           30 -  59 days                                                                        $4,400,443.13
           60 -  89 days                                                                          $711,976.31
           91 - 119 days                                                                          $691,320.38
           120+ days                                                                               $62,336.26
           Total                                                                                $5,866,076.08

           Delinquency                                                                                  Units
            0 -  29 days (Current)                                                                     24,662
           30 -  59 days                                                                                  595
           60 -  89 days                                                                                  109
           91 - 119 days                                                                                   95
           120+ days                                                                                        8
           Total                                                                                          807

B. Delinquency Percentage
           1. Outstanding Principal Balance for Delinquency >=60 days                           $1,465,632.95
           2. Portfolio Principal Ending Balance for Collection Period                        $135,409,583.05
           3. Delinquency Percentage (1/2)                                                              1.08%

C. Automobiles Default Information
           1. Aggregate Principal Balance for Defaulted Receivables                            $39,857,180.51
           2. Number of Current Defaulted Loans                                                            55
           3. Aggregate Number of Defaulted Loans                                                       3,511
           4. Current Default Percentage (Annualized)                                                   0.47%

                   NATIONAL CITY AUTO RECEIVABLES TRUST 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
          $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C
                       Monthly Servicer Certificate Report

X. Portfolio Average Delinquency Ratio
A. Delinquency Ratio for 2 Collection Periods Prior                                                     0.92%
B. Delinquency Ratio for Prior Collection Period                                                        1.00%
C. Delinquency Ratio for Current Collection Period                                                      1.08%
D. Average Delinquency Ratio ((sum A through C) /3)                                                     1.00%

XI. Portfolio Average Net Loss Ratio
           1. Principal Recoveries of Defaulted Receivable                                        $250,197.14
           2. Principal Balance of Defaulted Receivable                                           $433,667.22
           3. Average Pool Balance for Collection Period                                      $141,855,198.75
           4. Net Loss Ratio ((2 - 1) /#3)                                                              1.55%
           5. Cumulative Net Principal Loss                                                    $23,845,795.56
           6. Cumulative Net Loss Ratio                                                                 2.15%

A. Net Loss Ratio for 2 Collection Periods Prior                                                        1.34%
B. Net Loss Ratio for Prior Collection Period                                                           2.64%
C. Net Loss Ratio for Current Collection Period                                                         1.55%
D. Average Net Loss Ratio ((sum A through C) /3)                                                        1.84%

XII. Portfolio Information
A. Weighted Average APR                                                                                8.770%
B. Weighted Average Remaining Term                                                                         21
C. Weighted Average Original Term                                                                          63
D  Monthly Prepayment Speed (% ABS)                                                                     1.42%
E. Cumulative Prepayment Speed (% ABS)                                                                  1.44%

                   NATIONAL CITY AUTO RECEIVABLES TRUST 2002-A
        $229,500,000 2.04% Automobile Loan Pass-Through Notes, Class A-1 $230,000,000 3.00% Automobile Loan Pass-Through Notes, Class A-2 $321,000,000 4.04% Automobile Loan Pass-Through Notes, Class A-3 $266,235,000 4.83% Automobile Loan Pass-Through Notes, Class A-4
          $47,200,000 3.62% Automobile Loan Pass-Through Notes, Class B $16,659,100 4.52% Automobile Loan Pass-Through Notes, Class C
                       Monthly Servicer Certificate Report

1)  Class A-1 Principal                                                                                $0.00
      Principal Factor                                                                             0.0000000

2)  Class A-1 Interest                                                                                 $0.00
      Interest Factor                                                                              0.0000000
           Total per each individual Class A-1 Note                                                    $0.00

3)  Class A-2 Principal                                                                                $0.00
      Principal Factor                                                                             0.0000000

4)  Class A-2 Interest                                                                                 $0.00
      Interest Factor                                                                              0.0000000
           Total per each individual Class A-2 Note                                                    $0.00

5)  Class A-3 Principal                                                                                $0.00
      Principal Factor                                                                             0.0000000

6)  Class A-3 Interest                                                                                 $0.00
      Interest Factor                                                                              0.0000000
           Total per each individual Class A-3 Note                                                    $0.00

7)  Class A-4 Principal                                                                       $11,956,912.99
      Principal Factor                                                                             0.0869262

8)  Class A-4 Interest                                                                           $553,648.44
      Interest Factor                                                                              0.0040250
           Total per each individual Class A-4 Note                                                   $46.99

9)  Class B Principal                                                                            $690,580.18
      Principal Factor                                                                             0.0869262

10) Class B Interest                                                                              $23,965.72
      Interest Factor                                                                              0.0030167
           Total per each individual Class B Note                                                     $15.14

11) Class C Principal                                                                            $243,738.23
      Principal Factor                                                                             0.0869262

12) Class C Interest                                                                              $10,561.61
      Interest Factor                                                                              0.0037667
           Total per each individual Class C Note                                                     $15.26

13) Fees and Compensation paid to Servicer
           (a) Total                                                                             $123,584.01
           (b) Per individual Class A, Class B and Class C Note                                      $123.58

14) The amount deposited into the Reserve Account                                                      $0.00

15) Aggregate Unreimbursed Advances
           This Month                                                                                  $0.00
           Previous Month                                                                              $0.00
           Change From Previous Month                                                                  $0.00

16) (a)  Pool Balance after this payment                                                     $135,409,583.05
    (b)  Pool Factor after this payment                                                            0.1219254
    (c)  Pool survival factor after this payment                                                   0.3558941

17) (a) Available Reserve Account Amount                                                      $11,105,941.01
    (b) Percent of Pool Balance                                                                        7.49%

18) Required Reserve Account Amount                                                           $11,105,941.01

19) Payment to Certificateholders                                                                $278,461.40

Monthly Servicer's Certificate
National City Bank
National City Auto Receivables Trust 2002-A

The undersigned, a duly authorized representative of National City Bank, as Servicer, pursuant to the Sale and Servicing Agreement (the "Agreement") dated March 1, 2002 between National City Bank, as Seller and Servicer, and The Bank of New York, as Indenture Trustee, does hereby certify as follows:

1) Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement .

2) National City Bank is, as of the date hereof, the Servicer under the Agreement.

3)   The undersigned is a Responsible Officer.

4)   This Certificate relates to the Payment Date occurring on September 15,
     2005.

5) As of the date hereof, the information provided is complete and no Servicer Defaults have occurred.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of September, 2005.



NATIONAL CITY BANK
as Servicer





BY:             /s/ Richard G. Zab
                ------------------------------
NAME:           Richard G. Zab
TITLE:          Senior Vice President
                as Authorized Agent